SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported) October 18, 2004

ACR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas (State or Other Jurisdiction of Incorporation)	0-12490 (Commission File Number)	74-2008473 (IRS Employer Identification No.)

3200 Wilcrest Drive,
Suite 440
Houston, Texas 77042
(Address of Principal Executive Offices, Including Zip Code)

(713) 780-8532
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibit 99.1—ACR Group, Inc Press Release dated October 18, 2004.

Item 9.01. Financial Statements and Exhibits.

On October 18, 2004, ACR Group, Inc. (the “Company”) issued a press release reporting its financial results for the fiscal quarter year ended August 31, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information contained in this Form 8-K is being furnished pursuant to “Item 12. Results of Operations and Financial Condition,” under Item 2.02 and item 9.01 of Form 8-K.

Exhibit 99.1	Description Press release dated October 18, 2004 issued by ACR Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACR Group, Inc.

Dated: October 18, 2004	By:	/s/ Anthony R. Maresca Anthony R. Maresca Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number 99.1	Exhibit Description Press release dated October 18, 2004 by ACR Group, Inc.